SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
on
FORM 8-K/A
(Amending Items 5.02 and 9.01)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2005 (August 1, 2005)
Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:          (678) 589-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Verso Technologies, Inc., a Minnesota corporation (the “Company”), to amend its Current Report on Form 8-K filed on August 5, 2005 (the “Original Report”) to provide additional disclosure with respect to the terms and conditions of the employment of Montgomery Bannerman as the Company’s Chief Executive Officer effective as of October 1, 2005. On October 24, 2005, the Company and Mr. Bannerman entered into an Executive Employment Agreement effective as of October 1, 2005, and this Amendment amends the Original Report to provide disclosure regarding the terms and conditions of such agreement which were unavailable at the time of the Original Filing and, accordingly, not disclosed therein.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.
     On August 1, 2005, Lewis Jaffe ceased serving as President and Chief Operating Officer of the Company.
     The Board of Directors of the Company (“Board”) appointed Montgomery Bannerman, age 50, to serve as President and Chief Operating Officer of the Company effective August 1, 2005. The Board also appointed Mr. Bannerman to serve as the Company’s Chief Executive Officer and a director of the Company effective October 1, 2005. Mr. Bannerman will serve as an executive officer of the Company until his successor is elected and qualified by the Board, or until his earlier death, resignation or removal, and in accordance with the Executive Employment Agreement between the Company and Mr. Bannerman effective as of October 1, 2005 (the “Agreement”), as applicable.
     On October 24, 2005, the Company entered into the Agreement effective as of October 1, 2005, pursuant to which Mr. Bannerman has agreed to serve as the Chief Executive Officer of the Company until the termination of his employment pursuant thereto (the “Term”). The Agreement provides for:
(i)	the payment to Mr. Bannerman of a specified base salary, which is $325,000 per year as of October 1, 2005, and an annual bonus in the discretion of the Board;

(ii)	a prohibition against Mr. Bannerman’s (a) disclosure of confidential information during the Term and for the two-year period immediately following any termination of Mr. Bannerman’s employment with the Company, (b) disparagement of the Company, its affiliates and business during the Term and during the one-year period immediately following any termination of Mr. Bannerman’s employment with the Company, (c) participation in a competitive business during the Term and, if Mr. Bannerman’s employment with the Company is terminated other than by the Company without cause or by Mr. Bannerman for good reason within the one-year period immediately following a change of control of the Company, during the one-year period immediately following such termination, and (d) solicitation of the Company’s employees, interference with the Company’s customers and interference with the control of the Company during the one-year period immediately following the termination of Mr. Bannerman’s employment with the Company, if such employment is terminated other than by the Company without cause or by Mr. Bannerman for good reason within the one-year period immediately following a change of control of the Company;

(iii)	continuation of Mr. Bannerman’s base salary and benefits for (a) 24 months immediately following the termination of Mr. Bannerman’s employment with the Company if terminated by Mr. Bannerman for good reason within the one-year period immediately following a change of control of the Company or if terminated by the Company without cause after a change of control of the Company; and (b) 12 months immediately following the termination of Mr. Bannerman’s employment with the Company if terminated by the Company without cause prior to a change of control of the Company; and

(iv)	the availability to Mr. Bannerman of all benefits and conditions of employment provided by the Company to its executive officers.
Pursuant to the Agreement, on January 2, 2006, the Company shall grant to Mr. Bannerman under the Company’s 1999 Stock Incentive Plan, as amended (the “Incentive Plan”), a ten-year, non-qualified stock option (the “Option”) to purchase 250,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an exercise price equal to the higher of $1.25 per share or the Fair Market Value (as defined in the Incentive Plan) of the Common Stock on such date. The Option shall vest and first become exercisable with respect to 62,500 shares of the underlying Common Stock on each of August 1, 2006, August 1, 2007, August 1, 2008 and August 1, 2009. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is filed as Exhibit 99.2 to this Current Report.
     Effective October 1, 2005, Steven Odom, the Company’s then Chief Executive Officer, ceased serving as Chief Executive Officer and Juliet Reising resigned from her position as a director of the Company. Mr. Odom and Ms. Reising continue to serve as the Company’s Chairman of the Board and Chief Financial Officer, respectively. Ms. Reising had no disagreements with the Company on any matters related to the Company’s operations, policies or practices and resigned her seat on the Board to permit Mr. Bannerman’s appointment thereto while maintaining a majority of independent directors on the Board.
     Prior to Mr. Bannerman’s appointment as the Company’s President and Chief Operating Officer, Mr. Bannerman had served as the Company’s Senior Vice President of Strategic Initiates since November 19, 2004. From November 2003 to September 2004, Mr. Bannerman served as Vice President Strategy for Universal Access Inc., a provider of outsourced network services. From January 2000 to October 2003, Mr. Bannerman served as Senior Vice President and Chief Technology Officer of Terremark Worldwide, Inc., a network access provider of telecommunications services. Mr. Bannerman founded IXS.NET, a provider of integrated Voice over Internet Protocol network platforms in Asia, in 1996 and DSP.NET, a commercial ISP in northern California, in 1993.
     In connection with Mr. Bannerman’s promotions to the offices described above, on August 1, 2005, the Company issued to Mr. Bannerman pursuant to the Incentive Plan a ten-year, non-qualified stock option to purchase 500,000 shares of Common Stock, at an exercise price of $0.50 per share, exercisable with respect to 250,000 of the underlying shares as of August 1, 2005 and, with respect to the remaining 250,000 shares, over a four-year period.

Item 9.01 Financial Statements and Exhibits.
(a)—(b)	Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)	Exhibits.

99.1	Press release dated August 1, 2005. (Previously filed.)

99.2	Executive Employment Agreement executed on October 24, 2005, but effective as of October 1, 2005 between the Company and Montgomery Bannerman. (Represents an executive compensatory plan or arrangement.)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.
By:	/s/ Juliet M. Reising
Juliet M. Reising, Chief Financial Officer
and Executive Vice President

Dated: October 27, 2005

EXHIBIT INDEX

99.1	Press release dated August 1, 2005. (Previously filed.)
99.2	Executive Employment Agreement executed on October 24, 2005, but effective as of October 1, 2005 between the Company and Montgomery Bannerman. (Represents an executive compensatory plan or arrangement.)